Exhibit 99.1

CoBiz Financial Announces Second Quarter 2016 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.5 billion in assets, reported financial results for the second quarter of 2016.

Financial Highlights – Second Quarter 2016

•Net income available to common shareholders of $8.5 million for the second quarter of 2016, compared to $7.2 million in the second quarter of 2015.

•Diluted earnings per share of $0.21 for the second quarter of 2016, compared to $0.17 in the second quarter of 2015.

 •Loans increased $317.6 million, or 12.7%, from June 30, 2015 and $96.8 million from March 31, 2016.

•Deposits increased $174.0 million, or 6.6%, from June 30, 2015 and $32.0 million from March 31, 2016.

•Resolution of an impaired credit resulted in a negative provision for loan losses of $1.7 million in the second quarter of 2016.

•Nonperforming assets (NPAs) to total assets of 0.32%  at June 30, 2016, compared to 0.31% at June 30, 2015 and 0.40% at March 31, 2016.

Financial Summary

	Quarter ended (unaudited)			2Q16 change vs.
(in thousands, except per share amounts)	2Q16	1Q16	2Q15	1Q16		2Q15
Net interest income before provision	$28,533	$28,229	$28,072	$304	1.1%	$461	1.6%
Provision for loan losses	(1,652)	370	1,057	(2,022)	(546.5)%	(2,709)	(256.3)%
Net interest income after provision	30,185	27,859	27,015	2,326	8.3%	3,170	11.7%
Total noninterest income	7,812	7,688	7,940	124	1.6%	(128)	(1.6)%
Total noninterest expense	26,268	25,832	24,359	436	1.7%	1,909	7.8%
Net income before income taxes	11,729	9,715	10,596	2,014	20.7%	1,133	10.7%
Provision for income taxes	3,197	2,350	3,213	847	36.0%	(16)	(0.5)%
Net income	8,532	7,365	7,383	1,167	15.8%	1,149	15.6%
Preferred stock dividends	-	-	(144)	-	-%	144	100.0%
Net income available to common shareholders	$8,532	$7,365	$7,239	$1,167	15.8%	$1,293	17.9%

Diluted earnings per common share	$0.21	$0.18	$0.17	$0.03	16.7%	$0.04	23.5%

KEY RATIOS
Net interest margin	3.72%	3.73%	3.96%
Efficiency ratio - taxable equivalent *	68.71%	68.63%	65.48%
Return on average assets	1.01%	0.88%	0.96%
Return on average shareholders' equity	12.19%	10.74%	9.26%
Noninterest income as a percentage of taxable equivalent operating revenue *	20.44%	20.43%	21.26%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

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Loans

	Quarter ended (unaudited)			2Q16 change vs.
(in thousands)	2Q16	1Q16	2Q15	1Q16		2Q15
LOANS
Commercial	$1,218,723	$1,181,185	$1,100,416	$37,538	3.2%	$118,307	10.8%
Owner-occupied real estate	446,699	432,712	435,921	13,987	3.2%	10,778	2.5%
Investor real estate	607,168	576,970	499,002	30,198	5.2%	108,166	21.7%
Construction & land	184,620	208,701	203,262	(24,081)	(11.5)%	(18,642)	(9.2)%
Consumer	258,773	258,345	212,730	428	0.2%	46,043	21.6%
Other	97,720	58,975	44,782	38,745	65.7%	52,938	118.2%
Total loans	$2,813,703	$2,716,888	$2,496,113	$96,815	3.6%	$317,590	12.7%

•Loans at June 30, 2016 increased $317.6 million, or 12.7%, from June 30, 2015 and $96.8 million from March 31, 2016.

•Loans in the Arizona and Colorado markets increased $51.8 million and  $45.0 million, respectively during the second quarter of 2016.

	Quarter ended (unaudited)
(in thousands)	2Q16	1Q16	4Q15	3Q15	2Q15
Loans - beginning balance	$2,716,888	$2,699,205	$2,621,053	$2,496,113	$2,449,542
New credit extended	201,018	136,126	187,750	261,764	197,340
Credit advanced	135,294	111,032	129,789	131,936	114,932
Paydowns & maturities	(239,447)	(223,102)	(239,212)	(268,673)	(265,459)
Gross loan charge-offs	(50)	(6,373)	(175)	(87)	(242)
Loans - ending balance	$2,813,703	$2,716,888	$2,699,205	$2,621,053	$2,496,113

Net change - loans outstanding	$96,815	$17,683	$78,152	$124,940	$46,571

•New credit extensions and advances increased in the second quarter of 2016 relative to the prior-year quarter and the quarter ended March 31, 2016 (linked-quarter).

•Commercial line utilization was 36.3% at June 30, 2016, compared to 36.3% and 33.8%,  respectively, at June 30, 2015 and March 31, 2016.

Deposits and Customer Repurchase Agreements

	Quarter ended (unaudited)			2Q16 change vs.
(in thousands)	2Q16	1Q16	2Q15	1Q16		2Q15
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$853,815	$834,152	$770,076	$19,663	2.4%	$83,739	10.9%
Interest-bearing demand	591,355	600,415	618,272	(9,060)	(1.5)%	(26,917)	(4.4)%
Savings	19,097	18,165	19,384	932	5.1%	(287)	(1.5)%
Certificates of deposits under $100	19,836	21,078	22,487	(1,242)	(5.9)%	(2,651)	(11.8)%
Certificates of deposits $100 and over	89,008	92,161	105,111	(3,153)	(3.4)%	(16,103)	(15.3)%
Reciprocal CDARS	49,210	36,816	42,424	12,394	33.7%	6,786	16.0%
Total interest-bearing deposits	1,622,321	1,602,787	1,577,754	19,534	1.2%	44,567	2.8%
Noninterest-bearing demand deposits	1,184,023	1,171,577	1,054,632	12,446	1.1%	129,391	12.3%
Total deposits	2,806,344	2,774,364	2,632,386	31,980	1.2%	173,958	6.6%
Customer repurchase agreements	37,908	39,141	58,328	(1,233)	(3.2)%	(20,420)	(35.0)%
Total deposits and customer repurchase agreements	$2,844,252	$2,813,505	$2,690,714	$30,747	1.1%	$153,538	5.7%

•Total deposits at June 30, 2016 increased $174.0 million from June 30, 2015 and $32.0 million from March 31, 2016.

•Noninterest-bearing demand accounts increased  $129.4 million from June 30, 2015 and $12.4 million from March 31, 2016 and were 42.2% of total deposits at June 30, 2016.

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Credit Quality

	Quarter ended (unaudited)
(in thousands)	2Q16	1Q16	2Q15
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$35,285	$40,686	$32,502
Provision for loan losses	(1,652)	370	1,057
Net recovery (charge-off)	711	(5,771)	273
Ending allowance for loan losses	$34,344	$35,285	$33,832

CREDIT QUALITY
Nonaccrual loans	$5,994	$8,244	$4,075
Loans 90 days or more past due and accruing interest	-	-	-
Total nonperforming loans	5,994	8,244	4,075
OREO and repossessed assets	5,079	5,079	5,786
Total nonperforming assets	$11,073	$13,323	$9,861

Performing renegotiated loans	$27,240	$26,523	$29,806
Classified loans	$58,163	$60,700	$46,277

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.32%	0.40%	0.31%
Nonperforming loans to total loans	0.21%	0.30%	0.16%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.49%	0.39%
Allowance for loan and credit losses to total loans	1.22%	1.30%	1.36%
Allowance for loan and credit losses to nonperforming loans	572.97%	428.01%	830.23%

•NPAs decreased $2.3 million from March 31, 2016 to $11.1 million at June 30, 2016.

•During the second quarter of 2016,  an $11.2 million Commercial & Industrial (C&I) credit previously disclosed as impaired and placed on nonaccrual during the fourth quarter of 2015, was resolved.  Resolution of this credit in 2016 included principal payments of $5.7 million and a net charge-off of $5.5 million, of which $6.0 million was charged-off in the first quarter of 2016 and $0.5 million was recovered in the second quarter of 2016.

•The Company had net recoveries of $0.7 million in the second quarter of 2016, including the $0.5 million noted above.

•A  negative provision for loan losses of $1.7 million was recorded in the second quarter of 2016, as a result of the resolution of the aforementioned C&I credit.

•The resulting Allowance was 1.22% of total loans, and the coverage of Allowance to nonperforming loans was 573.0% at June 30, 2016.

Shareholders’ Equity and Long-Term Debt

	Quarter ended (unaudited)
(in thousands, except per share amounts)	2Q16	1Q16	2Q15
EQUITY MEASURES
Common shareholders' equity	$286,052	$277,811	$265,307
Total shareholders' equity	286,052	277,811	322,645

Common shares outstanding at period end	41,433	41,355	41,028

Book value per common share	$6.90	$6.72	$6.47
Tangible book value per common share *	$6.86	$6.67	$6.41

Tangible common equity to tangible assets *	8.23%	8.23%	8.32%
Tangible equity to tangible assets *	8.23%	8.23%	10.13%
Tier 1 capital ratio	**	10.52%	13.30%
Total-risk based capital ratio	**	13.66%	16.47%

* See accompanying Reconciliation of Non-GAAP measures to GAAP

** Ratios unavailable at the time of release.

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•The Company used the net proceeds from the issuance of $60.0 million of subordinated notes (Notes) in June 2015 to redeem its Small Business Lending Fund (SBLF) preferred stock in July 2015. The SBLF shares were included in Tier 1 capital, whereas the Notes qualify as Tier 2 capital. As a result of these transactions,  total regulatory capital did not change significantly, but shareholders’ equity decreased.

•On July 21, 2016, the Board of Directors of the Company declared a quarterly cash dividend of $0.05 per common share. The dividend will be paid on August 8, 2016 to shareholders of record on August 1, 2016.

Net Interest Income and Margin

•Net interest income on a tax-equivalent basis (NII) was $30.4 million for the second quarter of 2016, a 1.5% increase from the quarter ended March 31, 2016.

•From the quarter ended June 30, 2015,  NII increased $1.0 million. The prior-year quarter comparison was impacted by  interest expense of $0.9 million related to the Notes included in NII for the second quarter of 2016,  compared to $0.1 million in the prior-year quarter.

•The Net Interest Margin (NIM) was 3.72% for the second quarter of 2016, a decline of 24 basis points from the prior-year quarter, but relatively stable with the linked-quarter NIM of 3.73%.

o	The Notes were responsible for 10 basis points of the year-over-year decline in NIM. The Notes did not impact the linked-quarter comparison.

•Supporting the growth in NII was an increase in the earning asset base and improved deposit composition.

o	Quarterly average loans increased $310.3 million, or 12.6%, from the prior-year quarter, and $76.3 million from the linked-quarter.
o	Quarterly average deposits increased $213.0 million, or 8.2%, from the prior-year quarter, and $93.0 million from the linked-quarter.
o	Average noninterest-bearing demand accounts increased $193.3 million, or 18.9%, from the prior-year quarter and $61.5 million from the linked-quarter.

Noninterest Income

	Quarter ended (unaudited)			2Q16 change vs.
(in thousands)	2Q16	1Q16	2Q15	1Q16		2Q15
Noninterest income:
Deposit service charges	$1,470	$1,485	$1,455	$(15)	(1.0)%	$15	1.0%
Investment advisory income	1,430	1,450	1,471	(20)	(1.4)%	(41)	(2.8)%
Insurance income	3,112	3,050	3,137	62	2.0%	(25)	(0.8)%
Equity method investments	420	494	556	(74)	(15.0)%	(136)	(24.5)%
Interest rate swaps	(163)	(293)	52	130	44.4%	(215)	(413.5)%
Other income	1,543	1,502	1,269	41	2.7%	274	21.6%
Total noninterest income	$7,812	$7,688	$7,940	$124	1.6%	$(128)	(1.6)%

•Noninterest income was $7.8 million for the second quarter of 2016, compared to $7.9 million in the prior-year quarter and $7.7 million in the linked-quarter.

•Noninterest income as a percentage of taxable equivalent operating revenue was 20.4% for both the second quarter of 2016 and the linked-quarter, compared to 21.3%  for the prior-year quarter.

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Operating Expenses

	Quarter ended (unaudited)			2Q16 change vs.
(in thousands)	2Q16	1Q16	2Q15	1Q16		2Q15
Noninterest expense:
Salaries and employee benefits	$17,152	$16,660	$16,216	$492	3.0%	$936	5.8%
Stock-based compensation expense	832	969	739	(137)	(14.1)%	93	12.6%
Occupancy expenses, premises and equipment	3,517	3,490	3,258	27	0.8%	259	7.9%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,610	4,560	4,091	50	1.1%	519	12.7%
Net (gain) loss on OREO, repossessed assets and other	7	3	(95)	4	133.3%	102	107.4%
Total noninterest expense	$26,268	$25,832	$24,359	$436	1.7%	$1,909	7.8%

•Total noninterest expense increased $1.9 million, or 7.8%, from the prior-year quarter and $0.4 million, or 1.7%, from the linked-quarter.

o

Health insurance costs were $1.5 million in the second quarter of 2016, an increase of $0.6 million from $0.9 million in the prior-year quarter.  The Company self-insures a portion of its employee health costs and recognized an increase in claims during the second quarter of 2016.

•The efficiency ratio was 68.7% for the second quarter of 2016, compared to 65.5% and 68.6%, respectively, for the prior-year and linked-quarters.

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, July 22, 2016, at 9:00 am MDT with Steve Bangert, chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/15694 or by telephone at 877.493.9121 (conference ID # 31044812). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.5 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth Management; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

June 30, 2016

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share amounts)	2016	2015	2016	2015
INCOME STATEMENT DATA
Interest income	$31,500	$30,044	$62,695	$60,008
Interest expense	2,967	1,972	5,933	3,935
NET INTEREST INCOME BEFORE PROVISION	28,533	28,072	56,762	56,073
Provision for loan losses	(1,652)	1,057	(1,282)	268
NET INTEREST INCOME AFTER PROVISION	30,185	27,015	58,044	55,805
Noninterest income	7,812	7,940	15,500	15,258
Noninterest expense	26,268	24,359	52,100	49,722
INCOME BEFORE INCOME TAXES	11,729	10,596	21,444	21,341
Provision for income taxes	3,197	3,213	5,547	6,555
NET INCOME FROM CONTINUING OPERATIONS	8,532	7,383	15,897	14,786
Loss from discontinued operations, net of tax	-	-	-	(71)
NET INCOME	$8,532	$7,383	$15,897	$14,715

Preferred stock dividends	-	(144)	-	(287)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$8,532	$7,239	$15,897	$14,428

EARNINGS PER COMMON SHARE
BASIC	$0.21	$0.17	$0.39	$0.35
DILUTED	$0.21	$0.17	$0.38	$0.35

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,433	41,028
Book value per common share			$6.90	$6.47
Tangible book value per common share *			$6.86	$6.41
Tangible common equity to tangible assets *			8.23%	8.32%
Tangible equity to tangible assets *			8.23%	10.13%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,457,516	$3,166,092
Investments			477,617	493,292
Loans			2,813,703	2,496,113
Intangible assets			1,626	2,226
Deposits			2,806,344	2,632,386
Subordinated debentures			131,236	131,159
Common shareholders' equity			286,052	265,307
Total shareholders' equity			286,052	322,645
Interest-earning assets			3,325,368	3,008,533
Interest-bearing liabilities			1,956,402	1,767,240

BALANCE SHEET AVERAGES
Average assets			$3,373,024	$3,057,453
Average investments			497,553	485,156
Average loans			2,739,636	2,438,508
Average deposits			2,754,991	2,542,304
Average subordinated debentures			131,216	74,122
Average shareholders' equity			278,739	316,230
Average interest-earning assets			3,257,867	2,945,871
Average interest-bearing liabilities			1,887,362	1,698,115

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CoBiz Financial Inc.

June 30, 2016

(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2016	2015	2016	2015
PROFITABILITY MEASURES
Net interest margin	3.72%	3.96%	3.73%	4.01%
Efficiency ratio - taxable equivalent *	68.71%	65.48%	68.67%	67.43%
Return on average assets	1.01%	0.96%	0.95%	0.97%
Return on average shareholders' equity	12.19%	9.26%	11.47%	9.38%
Noninterest income as a percentage of taxable equivalent operating revenue *	20.44%	21.26%	20.43%	20.66%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$5,994	$4,075
Loans 90 days or more past due and accruing interest			-	-
Total nonperforming loans			5,994	4,075
OREO & repossessed assets			5,079	5,786
Total nonperforming assets			$11,073	$9,861

Performing renegotiated loans			$27,240	$29,806
Classified loans			$58,163	$46,277

Charge-offs			$(6,423)	$(1,034)
Recoveries			1,363	1,833
Net recoveries (charge-offs)			$(5,060)	$799

Nonperforming assets to total assets			0.32%	0.31%
Nonperforming loans to total loans			0.21%	0.16%
Nonperforming loans and OREO to total loans and OREO			0.39%	0.39%
Allowance for loan and credit losses to total loans			1.22%	1.36%
Allowance for loan and credit losses to nonperforming loans			572.97%	830.23%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$4,608	$479	$5,087	$1,218,723	0.42%
Real estate - mortgage	314	461	775	1,053,867	0.07%
Construction & land	24	-	24	184,620	0.01%
Consumer	108	-	108	258,773	0.04%
Other loans	-	-	-	97,720	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$9,957	$1,116	$11,073	$2,818,782	0.39%

Total loans	$1,867,772	$945,931	$2,813,703
Total loans and OREO	1,872,675	946,107	2,818,782
Nonperforming loans to loans	0.27%	0.10%	0.21%
Nonperforming loans and OREO to total loans and OREO	0.53%	0.12%	0.39%

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CoBiz Financial Inc.

June 30, 2016

(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands, except per share amounts)	2016	2016	2015	2015	2015
Interest income	$31,500	$31,195	$31,081	$30,177	$30,044
Interest expense	2,967	2,966	2,845	2,810	1,972
Net interest income before provision	28,533	28,229	28,236	27,367	28,072
Provision for loan losses	(1,652)	370	5,390	762	1,057
Net interest income after provision	30,185	27,859	22,846	26,605	27,015
Noninterest income:
Deposit service charges	$1,470	$1,485	$1,424	$1,490	$1,455
Investment advisory income	1,430	1,450	1,388	1,478	1,471
Insurance income	3,112	3,050	2,937	3,023	3,137
Equity method investments	420	494	453	70	556
Interest rate swaps	(163)	(293)	154	(156)	52
Other income	1,543	1,502	1,629	1,519	1,269
Total noninterest income	7,812	7,688	7,985	7,424	7,940
Noninterest expense:
Salaries and employee benefits	$17,152	$16,660	$17,095	$15,916	$16,216
Stock-based compensation expense	832	969	713	707	739
Occupancy expenses, premises and equipment	3,517	3,490	3,301	3,371	3,258
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,610	4,560	4,704	4,653	4,091
Net (gain) loss on securities, other assets and OREO	7	3	(246)	(59)	(95)
Total noninterest expense	26,268	25,832	25,717	24,738	24,359
Net income before income taxes	11,729	9,715	5,114	9,291	10,596
Provision for income taxes	3,197	2,350	714	2,337	3,213
Net income	$8,532	$7,365	$4,400	$6,954	$7,383

Preferred stock dividends	-	-	-	(33)	(144)
Net income available to common shareholders	$8,532	$7,365	$4,400	$6,921	$7,239

Earnings per common share
Basic	$0.21	$0.18	$0.11	$0.17	$0.17
Diluted	$0.21	$0.18	$0.11	$0.17	$0.17

PROFITABILITY MEASURES
Net interest margin	3.72%	3.73%	3.73%	3.72%	3.96%
Efficiency ratio - taxable equivalent *	68.71%	68.63%	68.51%	68.25%	65.48%
Return on average assets	1.01%	0.88%	0.53%	0.87%	0.96%
Return on average shareholders' equity	12.19%	10.74%	6.37%	9.76%	9.26%
Noninterest income as a percentage of taxable equivalent operating revenue *	20.44%	20.43%	21.07%	20.43%	21.26%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,433	41,355	41,122	41,067	41,028
Diluted weighted average common shares outstanding (in thousands)	41,105	40,829	40,874	40,824	40,742
Book value per common share	$6.90	$6.72	$6.65	$6.57	$6.47
Tangible book value per common share *	$6.86	$6.67	$6.60	$6.52	$6.41

Tangible common equity to tangible assets *	8.23%	8.23%	8.11%	8.10%	8.32%
Tangible equity to tangible assets *	8.23%	8.23%	8.11%	8.10%	10.13%
Tier 1 capital ratio	** %	10.52%	10.47%	11.05%	13.30%
Total risk based capital ratio	** %	13.66%	13.73%	14.13%	16.47%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release.

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CoBiz Financial Inc.

June 30, 2016

(unaudited)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2016	2016	2015	2015	2015
PERIOD END BALANCES
Total assets	$3,457,516	$3,357,000	$3,351,767	$3,307,772	$3,166,092
Investments	477,617	495,012	512,812	513,864	493,292
Loans	2,813,703	2,716,888	2,699,205	2,621,053	2,496,113
Intangible assets	1,626	1,776	1,926	2,076	2,226
Deposits	2,806,344	2,774,364	2,741,712	2,707,413	2,632,386
Subordinated debentures	131,236	131,216	131,197	131,178	131,159
Common shareholders' equity	286,052	277,811	273,536	269,969	265,307
Total shareholders' equity	286,052	277,811	273,536	269,969	322,645
Interest-earning assets	3,325,368	3,229,226	3,230,664	3,171,849	3,008,533
Interest-bearing liabilities	1,956,402	1,879,671	1,872,033	1,883,026	1,767,240
LOANS
Commercial	$1,218,723	$1,181,185	$1,175,379	$1,173,950	$1,100,416
Real estate - mortgage	1,053,867	1,009,682	1,016,268	918,191	934,923
Construction & land	184,620	208,701	201,281	229,284	203,262
Consumer	258,773	258,345	253,317	244,994	212,730
Other	97,720	58,975	52,960	54,634	44,782
Gross loans	2,813,703	2,716,888	2,699,205	2,621,053	2,496,113
Less allowance for loan losses	(34,344)	(35,285)	(40,686)	(34,899)	(33,832)
Total net loans	$2,779,359	$2,681,603	$2,658,519	$2,586,154	$2,462,281
Gross Loans - Colorado	$1,867,772	$1,822,739	$1,845,292	$1,798,543	$1,744,418
Gross Loans - Arizona	$945,931	$894,149	$853,913	$822,510	$751,695
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$853,815	$834,152	$804,777	$832,131	$770,076
Interest-bearing demand	591,355	600,415	585,524	572,848	618,272
Savings	19,097	18,165	18,078	18,540	19,384
Certificates of deposits under $100	19,836	21,078	21,515	22,220	22,487
Certificates of deposits $100 and over	89,008	92,161	94,260	100,958	105,111
Reciprocal CDARS	49,210	36,816	37,223	32,969	42,424
Total interest-bearing deposits	1,622,321	1,602,787	1,561,377	1,579,666	1,577,754
Noninterest-bearing demand deposits	1,184,023	1,171,577	1,180,335	1,127,747	1,054,632
Total deposits	2,806,344	2,774,364	2,741,712	2,707,413	2,632,386
Customer repurchase agreements	37,908	39,141	47,459	62,182	58,328
Total deposits and customer repurchase agreements	$2,844,252	$2,813,505	$2,789,171	$2,769,595	$2,690,714
BALANCE SHEET AVERAGES
Average assets	3,394,960	3,351,087	3,298,242	3,181,097	3,076,682
Average investments	487,309	507,797	512,638	513,469	483,867
Average loans	2,777,790	2,701,483	2,651,689	2,539,774	2,467,522
Average deposits	2,801,499	2,708,483	2,738,796	2,631,887	2,588,477
Average subordinated debentures	131,225	131,206	131,187	131,167	76,056
Average shareholders' equity	281,617	275,863	274,196	282,686	319,664
Average interest-earning assets	3,286,863	3,228,872	3,183,463	3,080,460	2,975,133
Average interest-bearing liabilities	1,883,198	1,891,527	1,835,549	1,804,693	1,729,251
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$35,285	$40,686	$34,899	$33,832	$32,502
Provision for loan losses	(1,652)	370	5,390	762	1,057
Net recovery (charge-off)	711	(5,771)	397	305	273
Ending allowance for loan losses	$34,344	$35,285	$40,686	$34,899	$33,832
CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$5,994	$8,244	$15,717	$4,881	$4,075
Loans 90 days or more past due and accruing interest	-	-	505	-	-
Total nonperforming loans	5,994	8,244	16,222	4,881	4,075
OREO and repossessed assets	5,079	5,079	5,079	5,481	5,786
Total nonperforming assets	$11,073	$13,323	$21,301	$10,362	$9,861
Performing renegotiated loans	$27,240	$26,523	$28,196	$29,567	$29,806
Classified loans	$58,163	$60,700	$51,078	$41,190	$46,277
ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.32%	0.40%	0.64%	0.31%	0.31%
Nonperforming loans to total loans	0.21%	0.30%	0.60%	0.19%	0.16%
Nonperforming loans and OREO to total loans and OREO	0.39%	0.49%	0.79%	0.39%	0.39%
Allowance for loan and credit losses to total loans	1.22%	1.30%	1.51%	1.33%	1.36%
Allowance for loan and credit losses to nonperforming loans	572.97%	428.01%	250.81%	715.00%	830.23%

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CoBiz Financial Inc.

June 30, 2016

(unaudited)

	For the three months ended,
	June 30, 2016			March 31, 2016			June 30, 2015
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$21,764	$25	0.45%	$19,592	$27	0.55%	$23,744	$15	0.25%
Investment securities	487,309	3,364	2.76%	507,797	3,590	2.83%	483,867	3,350	2.77%
Loans	2,777,790	29,985	4.27%	2,701,483	29,295	4.29%	2,467,522	28,014	4.49%
Total interest-earning assets	$3,286,863	$33,374	4.02%	$3,228,872	$32,912	4.04%	$2,975,133	$31,379	4.18%
Noninterest-earning assets	108,097			122,215			101,549
Total assets	$3,394,960			$3,351,087			$3,076,682

Liabilities and Shareholders' Equity
Deposits
Money market	$844,471	$567	0.27%	$806,301	$543	0.27%	$738,879	$514	0.28%
Interest-bearing demand	565,028	216	0.15%	575,072	206	0.14%	622,334	200	0.13%
Savings	17,920	2	0.04%	17,998	3	0.07%	18,097	2	0.04%
Certificates of deposit
Reciprocal	44,945	21	0.19%	37,013	15	0.16%	52,391	31	0.24%
Under $100	21,094	20	0.38%	21,108	20	0.38%	23,008	23	0.40%
$100 and over	90,280	113	0.50%	94,741	118	0.50%	109,321	142	0.52%
Total interest-bearing deposits	$1,583,738	$939	0.24%	$1,552,233	$905	0.23%	$1,564,030	$912	0.23%
Other borrowings
Securities sold under agreements to repurchase	34,754	5	0.06%	46,615	7	0.06%	61,626	9	0.06%
Other short-term borrowings	133,481	183	0.54%	161,473	215	0.53%	27,539	19	0.27%
Long-term debt	131,225	1,840	5.55%	131,206	1,839	5.54%	76,056	1,032	5.37%
Total interest-bearing liabilities	$1,883,198	$2,967	0.63%	$1,891,527	$2,966	0.62%	$1,729,251	$1,972	0.45%
Noninterest-bearing demand accounts	1,217,761			1,156,250			1,024,447
Total deposits and interest-bearing liabilities	3,100,959			3,047,777			2,753,698
Other noninterest-bearing liabilities	12,384			27,447			3,320
Total liabilities	3,113,343			3,075,224			2,757,018
Total equity	281,617			275,863			319,664
Total liabilities and equity	$3,394,960			$3,351,087			$3,076,682
Net interest income - taxable equivalent		$30,407			$29,946			$29,407
Net interest spread			3.39%			3.42%			3.73%
Net interest margin			3.72%			3.73%			3.96%
Ratio of average interest-earning assets to average interest-bearing liabilities	174.54%			170.70%			172.05%

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	For the six months ended June 30,
	2016			2015
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$20,678	$52	0.50%	$22,207	$27	0.24%
Investment securities	497,553	6,954	2.80%	485,156	6,877	2.83%
Loans	2,739,636	59,280	4.28%	2,438,508	55,611	4.54%
Total interest-earning assets	$3,257,867	$66,286	4.03%	$2,945,871	$62,515	4.22%
Noninterest-earning assets	115,157			111,582
Total assets	$3,373,024			$3,057,453

Liabilities and Shareholders' Equity
Deposits
Money market	$825,386	$1,110	0.27%	$710,472	$1,003	0.28%
Interest-bearing demand	570,050	422	0.15%	591,790	394	0.13%
Savings	17,959	5	0.06%	17,118	4	0.05%
Certificates of deposit
Reciprocal	40,979	36	0.18%	54,461	65	0.24%
Under $100	21,101	40	0.38%	23,371	47	0.41%
$100 and over	92,510	231	0.50%	114,632	293	0.52%
Total interest-bearing deposits	$1,567,985	$1,844	0.24%	$1,511,844	$1,806	0.24%
Other borrowings
Securities sold under agreements to repurchase	40,684	12	0.06%	58,186	19	0.06%
Other short-term borrowings	147,477	398	0.53%	53,963	70	0.26%
Long term-debt	131,216	3,679	5.55%	74,122	2,040	5.47%
Total interest-bearing liabilities	$1,887,362	$5,933	0.63%	$1,698,115	$3,935	0.46%
Noninterest-bearing demand accounts	1,187,006			1,030,460
Total deposits and interest-bearing liabilities	3,074,368			2,728,575
Other noninterest-bearing liabilities	19,917			12,648
Total liabilities	3,094,285			2,741,223
Total equity	278,739			316,230
Total liabilities and equity	$3,373,024			$3,057,453
Net interest income - taxable equivalent		$60,353			$58,580
Net interest spread			3.40%			3.76%
Net interest margin			3.73%			4.01%
Ratio of average interest-earning assets to average interest-bearing liabilities	172.61%			173.48%

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CoBiz Financial Inc.

June 30, 2016

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets.  The table below has  been adjusted to exclude intangible assets and preferred stock.

		At
		June 30,	March 31,	December 31,	September 30,	June 30,
		2016	2016	2015	2015	2015
	Shareholders' equity as reported - GAAP	$286,052	$277,811	$273,536	$269,969	$322,645
	Intangible assets	(1,626)	(1,776)	(1,926)	(2,076)	(2,226)
A	Tangible equity - non-GAAP	284,426	276,035	271,610	267,893	320,419
	Preferred stock	-	-	-	-	(57,338)
B	Tangible common equity - non-GAAP	$284,426	$276,035	$271,610	$267,893	$263,081
	Total assets as reported - GAAP	$3,457,516	$3,357,000	$3,351,767	$3,307,772	$3,166,092
	Intangible assets	(1,626)	(1,776)	(1,926)	(2,076)	(2,226)
C	Total tangible assets - non-GAAP	$3,455,890	$3,355,224	$3,349,841	$3,305,696	$3,163,866
D	Common shares outstanding	41,433	41,355	41,122	41,067	41,028
B / C	Tangible common equity to tangible assets - non-GAAP	8.23%	8.23%	8.11%	8.10%	8.32%
A / C	Tangible equity to tangible assets - non-GAAP	8.23%	8.23%	8.11%	8.10%	10.13%
B / D	Tangible book value per common share - non-GAAP	$6.86	$6.67	$6.60	$6.52	$6.41

The following tables include non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on other real estate owned (OREO), other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		June 30,	March 31,	December 31,	September 30,	June 30,
	(in thousands)	2016	2016	2015	2015	2015
	Noninterest expense - GAAP	$26,268	$25,832	25,717	24,738	24,359
	Adjusted for:
	Net (gain) loss on securities, other assets and OREO	(7)	(3)	246	59	95
E	Adjusted noninterest expense - non-GAAP	$26,261	$25,829	$25,963	$24,797	$24,454
	Net interest income - GAAP	$28,533	$28,229	$28,236	$27,367	$28,072
F	Noninterest income - GAAP	7,812	7,688	7,985	7,424	7,940
	Operating revenue	36,345	35,917	36,221	34,791	36,012
	Taxable equivalent adjustment	1,874	1,717	1,673	1,542	1,335
G	Operating revenue - taxable equivalent - non-GAAP	$38,219	$37,634	$37,894	$36,333	$37,347
E / G	Efficiency ratio - taxable equivalent - non-GAAP	68.71%	68.63%	68.51%	68.25%	65.48%
F / G	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	20.44%	20.43%	21.07%	20.43%	21.26%

13 | Page